UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2010

Interplay Entertainment Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-24363	33-0102707
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

12301 Wilshire Boulevard, Los Angeles, California 90025
(Address of Registrant's principal executive offices)

(Registrant's telephone number, including area code): (310) 979-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01    OTHER EVENTS

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the  stockholders of the Company was held on June 17, 2010.

The following resolution was passed by a number of holders of the Company's common stock, voting in person or by proxy, sufficient to constitute a quorum for the transaction of business:

(1)  Election of each director listed below:

	For	Withheld
Herve Caen	72,428,072	265,367
Eric Caen	72,592,272	101,167
Michel Welter	72,624,765	68,674
Xavier De Portal	72,625,765	70,674
Alberto Haddad	72,620,672	72,767

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interplay Entertainment Corporation
(Registrant)

Date: June 21, 2010	By:	/s/ Herve Caen
Herve Caen Chief Executive Officer and Interim Chief Financial Officer

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